U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
             CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): December 11, 2003

                            COMMISSION FILE NUMBER: 000-28739

                          CELTRON INTERNATIONAL, INC;

             (Exact name of registrant as specified in its charter)


                Nevada                                       91-1903590
---------------------------------------              ------------------------
(State or jurisdiction of incorporation             (I.R.S. Employer I.D. No.)
 or organization


563 Old Pretoria Road
Midrand, South Africa                                         S9 1658
---------------------------------------                     ----------
(Address of principal executive offices)                    (Zip Code)



                   Registrant's telephone number: 2783-785-4584

                             Not applicable
     ---------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 1.    Changes in Control of Registrant

           Not applicable

Item 2.    Acquisition or Disposition of Assets

           Not Applicable

Item 3.    Bankruptcy or Receivership

           Not Applicable

Item 4.    Changes in Registrant's Certifying Accountant
                                                                            1
The registrant has obtained a new independent accountant due to its former independent accountant's resignation. There were no disagreements between the registrant and the former independent accountant. The new independent accountant is: Cordovano and Honeck, P.C., 201 Steele Street, Suite 300, Denver, Colorado 80206; (303) 329-0220.

Item 5.    Other Events

           Not Applicable


Item 6.    Resignations of Registrant's Directors

           Not applicable

Item 7.    Financial Statements and Exhibits

     (a)   Financial Statements of Business Acquired.

            Not applicable


     (b)   Pro forma Financial Information.

           Not applicable

     (c)   Exhibits.

           Not applicable

Item 8.    Change in Fiscal Year

           Not applicable

Item 9.    Regulation FD Disclosure

           Not applicable

Item 10. Amendments to the Registrant's Code of Ethics, or Waiver of a Provision of the Code of Ethics

          Not applicable

Item 11. Temporary Suspensions of Trading Under Registrant's Employee Benefit Plans

          Not applicable

Item 12.  Results of Operations and Financial Condition

          Not applicable
                                                                            2
     There are attached hereto the following exhibits:

          Not applicable


                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 13, 2003

Celtron International, Inc:

     Allen Harrington
-------------------------------
By: Allen Harrington, President


In connection with the current report of Celtron International, Inc. on Form 8K for the period , as filed with the Securities and Exchange Commission on the date hereof, the undersigned certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

     1. The report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. The information contained in the report fairly presents, in all material respects, the financial condition and results of the Company.



Dated: December 13, 2003      By:  Allen Harrington
                                   --------------------------
                                   Allen Harrington,
                                   Chief Executive Officer


            Dated: December 13, 2003      By:   Amanda Harrington,
                                   ------------------------
                                    Amanda Harrington,
                                    Chief Financial Officer

                                                                            3